UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2026
CIRCLE INTERNET GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42671	99-2840274
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One World Trade Center New York, NY 10007
(332) 334-0660
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CRCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01. Entry into a Material Definitive Agreement.

Share Purchase Agreement

On September 4, 2026, Circle Internet Group, Inc., a Delaware corporation (“Circle” or the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement” and the transactions set forth in the Share Purchase Agreement, the “Transactions”) by and among Taurus Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Circle (“Purchaser”), each of the persons identified as a seller on the signature pages thereto (together with any person who subsequently executes a joinder as a seller, the “Sellers”), Tazapay Pte. Ltd., a private company incorporated under the laws of Singapore (the “Target Company”), Fortis Advisors LLC, in its capacity as sellers’ representative (the “Sellers’ Representative”), and, solely for certain purposes identified in the Share Purchase Agreement, Circle in its capacity as guarantor (the “Guarantor”). Pursuant to the Share Purchase Agreement, and subject to the satisfaction or waiver of the closing conditions described below, Purchaser will purchase and acquire from the Sellers all of the issued and outstanding shares of the Target Company not already held by Purchaser or its affiliates.

Purchase Consideration

The aggregate consideration to be paid by Purchaser in the Transaction (the “Aggregate Consideration”) will be a number of shares of Circle Class A common stock, par value $0.0001 per share (“Circle Common Stock”), equal to $400,000,000 (as adjusted to account for unpaid indebtedness, Target Company transaction expenses and cash held by the Target Company and its subsidiaries), divided by the volume-weighted average closing price per share of Circle Common Stock over the 20 consecutive trading days ending on and including the trading day immediately preceding the day on which the Transactions close (the “Closing Date”), rounded down to the nearest whole share (the “Closing Stock Price”). The aggregate consideration payable at the closing of the Transactions will be reduced by (i) shares representing five percent of the Aggregate Consideration to serve as recourse for certain indemnification obligations (the “Indemnity Holdback Shares”) and (ii) shares representing three percent of the Aggregate Consideration to serve as additional recourse for certain additional indemnification obligations (the “Indemnity Additional Holdback Shares”). If any such shares are not used to provide recovery for certain damages suffered by Purchaser, they will be released to the Sellers on a pro rata basis.

Indemnity Holdback Shares

The number of Indemnity Holdback Shares is calculated by dividing the indemnity holdback amount by the Closing Stock Price, rounded to the nearest whole share. The Indemnity Holdback Shares are to be retained by Purchaser in an indemnity holdback reserve and serve as the primary source of recovery for certain indemnification claims. The Sellers have no voting or economic rights in such shares until released.

The Indemnity Holdback Shares are to be released in three installments, valued in each case using the volume-weighted average closing price per share of Circle Common Stock as reported on the New York Stock Exchange (NYSE) for the 20 consecutive trading days ending on (and including) the trading day immediately preceding the applicable release date: one-third of the Indemnity Holdback Shares on each of the six-month anniversary of the Closing Date and the 12-month anniversary of the Closing Date, and the remaining balance on the 18-month anniversary of the Closing Date, in each case subject to reduction for pending or unsatisfied claims.

Indemnity Additional Holdback Shares

The number of Indemnity Additional Holdback Shares is calculated by dividing the indemnity additional holdback amount by the Closing Stock Price, rounded to the nearest whole share. The Indemnity Additional Holdback Shares are to be retained by Purchaser in an indemnity additional holdback reserve and serve as the primary source of recovery for certain additional indemnification claims. The Sellers have no voting or economic rights in such shares until released.

The Indemnity Additional Holdback Shares are to be released in four installments, valued in each case using the volume-weighted average closing price per share of Circle Common Stock as reported on the New York Stock Exchange (NYSE) for the 20 consecutive trading days ending on (and including) the trading day immediately preceding the applicable release date: one-fourth of the Indemnity Additional Holdback Shares on each of the 12-month anniversary of the Closing Date, the 24-month anniversary of the Closing Date, the 36-month anniversary of the Closing Date, and the remaining balance on the 48-month anniversary of the Closing Date, in each case subject to reduction for pending or unsatisfied claims.

Treatment of Equity Awards

At or prior to the Closing, all outstanding Target Company equity awards (“Equity Awards”), whether vested or unvested, will be cancelled and converted into the applicable portion of the Aggregate Consideration in the form of restricted shares of Circle Common Stock, subject to the terms of the applicable restricted stock agreements. Each holder of Equity Awards (and each Seller who is also a member of Target Company management) will enter into a restricted stock agreement prior to or at the Closing.

Representations and Warranties

The Share Purchase Agreement contains customary representations and warranties from the Sellers, the Target Company, Purchaser and the Guarantor, including as to organization, capitalization and title to shares, authority and enforceability, financial statements, litigation, material contracts, tax matters, employee benefits, intellectual property and data security, and compliance with laws and licenses and permits (including payment services, money transmission, stablecoin activities, anti-money laundering, anti-bribery, sanctions and trade controls).

Survival of Representations and Warranties; Indemnification

The representations and warranties of the Sellers, the Target Company and the Equity Award Holders survive for specified periods following the Closing. The Share Purchase Agreement contains certain indemnification provisions subject to specified limitations, including a basket, caps and exclusive remedy provisions.

Representations and Warranties Insurance

Concurrently with the execution and delivery of the Share Purchase Agreement, Purchaser entered into a binder agreement with respect to a buyer-side representations and warranties insurance policy (the “RWI Policy”). The RWI Policy is generally the exclusive source of recovery for claims for breaches of representations and warranties, except in cases of fraud and for other indemnification obligations specifically identified in the Share Purchase Agreement, including items not otherwise covered by the RWI Policy and certain other specifically identified indemnities.

Interim Operating Covenants

During the period from the date of the Share Purchase Agreement until the earlier of the Closing or the termination of the Share Purchase Agreement, the Target Company has agreed to customary interim operating covenants, including conducting its business in the ordinary course and not taking certain actions without Purchaser’s consent.

Regulatory and Efforts Covenants

The parties have agreed to use reasonable efforts to consummate the Transactions as promptly as practicable and to cooperate in making any required regulatory filings and obtaining applicable consents.

Employee Benefits Covenants; Incentive RSUs

Following the closing of the Transactions, Purchaser will grant awards of restricted stock units in respect of Circle Common Stock having an aggregate grant date fair value of $25,000,000 (the “Incentive RSUs”) to agreed employees of the Target Company and its subsidiaries. Each Incentive RSU award will vest in eight equal quarterly installments, beginning on the standard quarterly vesting date closest to the date that is 27 months following the Closing Date.

Conditions to Closing

The obligations of Purchaser and the Sellers to consummate the Transactions are subject to customary closing conditions, including filings with or the receipt of required approvals from certain regulators and related consents, the absence of laws or orders prohibiting the Transactions, the accuracy of the parties’ representations and warranties (subject to applicable materiality standards), compliance with their respective covenants, the absence of a material adverse effect, no less than 75% of certain identified employees remaining employed at the Target Company, as well the continued employment of certain members of senior management, completion of certain regulatory matters, effectiveness of the shelf registration statement, and delivery of specified closing deliverables.

Termination

The Share Purchase Agreement contains customary termination rights, including termination: (i) by mutual written consent; and (ii) by either party if the Closing has not occurred by the initial nine-month outside date (subject to possible extensions not to exceed 15 months if specified regulatory clearances remain outstanding) for outstanding regulatory matters, for an uncured material breach, or if a law, order or other regulatory impediment prohibits consummation of the Transactions. The Share Purchase Agreement is also terminable by Purchaser in the event of the failure to satisfy certain regulatory-related conditions or the occurrence of certain adverse developments in regard to the regulation of the Target Company.

The Share Purchase Agreement does not provide for any termination fee payable by the Sellers or Purchaser upon termination.
Following termination, the Share Purchase Agreement becomes void and generally imposes no further liability, except for willful and material breaches or fraud and provisions that expressly survive termination, including confidentiality.

Resale Registration

In connection with the Closing, Circle will be required to file a prospectus supplement to the Shelf Registration Statement filed on Form S-3 on August 5, 2026, which will provide for the resale of all shares of Circle Common Stock issued to the Sellers and Equity Award Holders as Aggregate Consideration on the Closing Date. Circle will use its commercially reasonable efforts to keep the registration statement effective until the shares issued in the Transaction have been sold or no longer require registration. Circle may suspend use of such prospectus supplement under specified circumstances for periods not to exceed 60 consecutive days at one time or 120 days in the aggregate in any 12-month period.

Remedies; Specific Performance

Each party is entitled to specific performance or injunctive relief to prevent or remedy a breach of the Share Purchase Agreement, without the need to post any bond or to prove that monetary damages would be inadequate, in addition to any other remedy at law or in equity.

Additional Information

The foregoing description of the Transactions and the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

A copy of the Share Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Target Company or the Company. The Share Purchase Agreement contains representations, warranties, covenants, and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Share Purchase Agreement reflect negotiations between the parties and are not intended as statements of fact to be relied upon by shareholders, or any individual or other entity other than the parties. The representations, warranties, covenants, and agreements in the Share Purchase Agreement may be subject to limitations agreed to by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Share Purchase Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Share Purchase Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Share Purchase Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 3.02. Unregistered Sales of Equity Securities.

The information in Item 1.01 of this Current Report on Form 8-K with respect to the Share Purchase Agreement is incorporated herein by reference. The shares of Circle Common Stock to be issued as Aggregate Consideration (including the Indemnity Holdback Shares and the Indemnity Additional Holdback Shares) will not initially be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder (with respect to U.S. Persons) and Regulation S under the Securities Act (with respect to non-U.S. Persons).

Item 7.01. Regulation FD Disclosure.

On September 8, 2026, Circle issued a press release announcing the execution of the Share Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*
Share Purchase Agreement, dated as of September 4, 2026, by and among Taurus Acquisition Inc., the Sellers, Tazapay Pte. Ltd., Fortis Advisors LLC as Sellers’ Representative, and Circle Internet Group, Inc

99.1	Press Release issued by Circle Internet Group, Inc., dated September 8, 2026
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)
* Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements include statements regarding the proposed acquisition of the Target Company, the satisfaction of closing conditions, the anticipated timing of closing, anticipated financial performance, and our industry, business strategy, plans, goals, market position, future operations, regulatory developments and other financial and operating information. Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, uncertainties as to the timing and consummation of the proposed acquisition and the ability of the parties to consummate the proposed acquisition; the satisfaction of the conditions precedent to closing, including receipt of required regulatory approvals; any litigation related to the proposed acquisition; disruption of the Company’s or the Target Company’s current plans and operations as a result of the proposed acquisition; the ability of the Company or the Target Company to retain and hire key personnel; competitive responses to the proposed acquisition; unexpected costs, charges or expenses resulting from the proposed acquisition; the ability of the Company to successfully integrate the Target Company’s operations and implement its plans, forecasts and other expectations with respect to the Target Company’s business; and the ability to maintain relationships with the Company’s and the Target Company’s respective employees, customers, other business partners and governmental authorities. These and other important factors are discussed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, filed with the SEC, and in its subsequent filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CIRCLE INTERNET GROUP, INC.

Date: September 8, 2026                        By:    /s/ Sarah K. Wilson
Name:     Sarah K. Wilson
Title:     General Counsel and Corporate Secretary